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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

         Date of Report (Date of earliest event reported): March 8, 2001


J.P. Morgan Acceptance Corporation I, (as depositor under the Trust Agreement, dated as of March 1, 2001, which forms Mellon Home Equity Line of Credit Trust 2001-1)

                      J.P. Morgan Acceptance Corporation I
             (exact name of registrant as specified in its charter)

                   Delaware                                 333-77275-                              13-3475488
         (State or Other Jurisdiction                      (Commission                            (I.R.S. Employer
              of Incorporation)                            File Number)                          Identification No.)
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                                 60 Wall Street
                            New York, New York 10260
                    (Address of Principal Executive Offices)




       Registrant's telephone number, including area code: (212) 648-8382

                                    No Change
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

Filing of Computational Materials

         In connection with the proposed offering of the Home Equity Line of Credit Asset-Backed Notes, Series 2001-1, Class A, J.P. Morgan, a division of
Chase Securities, Inc. (the "Underwriter") has prepared certain computational materials, including a structural term sheet and collateral terms sheets
(collectively, the "Computational Materials") for distribution to their potential investors. Although J.P. Morgan Acceptance Corporation I (the
"Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         The Computational Materials are attached hereto as Exhibit 99.1. These
Computational Materials supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.


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         Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    J.P. MORGAN ACCEPTANCE CORPORATION I



                                    By:   /s/ John Rhinelander
                                         ------------------------------------
                                          Name: John Rhinelander
                                          Title: President



Dated:  March 8, 2001



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Exhibit Index


Exhibit                                                                    Page
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99.1         Computational Materials                                        6






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